UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2016

Lifetime Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue,

Garden City, New York 11530

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2016, Lifetime Brands, Inc. (the “Company”), entered into an uncommitted Receivables Purchase Agreement among the Company, as a Seller and as a Seller Agent and initial Servicer, for itself and each of its subsidiaries thereafter signatory thereto as a Seller, and HSBC Bank USA, National Association (“HSBC”), as Purchaser (the “Receivables Purchase Agreement”).

Under the Receivables Purchase Agreement, each Seller may offer to sell certain eligible accounts receivable (the “Receivables”) to HSBC, which may accept such offer, and purchase the offered Receivables. Under the Receivables Purchase Agreement, following each purchase of Receivables, the outstanding aggregate purchased Receivables shall not exceed $25.0 million. The Company will service the Receivables, and as such servicer, collect and otherwise enforce the Receivables on behalf of HSBC. The term of the agreement is for 364 days and shall automatically be extended for annual successive terms unless terminated. Either party may terminate the agreement at any time upon sixty days’ prior written notice to the other party. The Receivables Purchase Agreement will provide additional liquidity to the Company primarily during peak seasonal working capital periods.

The foregoing description of the Receivables Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Receivables Purchase Agreement, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in “Item 1.01. — Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Receivables Purchase Agreement, dated as of September 30, 2016 by and among Lifetime Brands, Inc., as a Seller and as a Seller Agent and initial Servicer, for itself and each of its subsidiaries thereto as a Seller, and HSBC Bank USA, National Association, as Purchaser.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President — Finance, Treasurer and Chief Financial Officer

Date: October 4, 2016

Exhibit Index

Exhibit No.	Description

10.1	Receivables Purchase Agreement, dated as of September 30, 2016 by and among Lifetime Brands, Inc., as a Seller and as a Seller Agent and initial Servicer, for itself and each of its subsidiaries thereafter signatory thereto as a Seller, and HSBC Bank USA, National Association, as Purchaser.